SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ----------------

                                November 14, 2002
                      ------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-25056                   59-3262958
-----------------------------   ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                               One New York Plaza
                               New York, New York
                      ------------------------------------
                    (Address of Principal Executive Offices)


                                      10292
                                      -----
                                    (Zip Code)


                                 (212) 748-7000
                    -----------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                    -----------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                                Page 1 of 5 Pages

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99.1 Certification of the Chief Executive Officer and Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. Section 1350


Item 9.  Regulation FD Disclosure

         On November 14, 2002, Maxcor Financial Group Inc. (the "Registrant") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), the Form 10-Q was accompanied by, as additional correspondence, a certification of the Registrant's Chief Executive Officer, Gilbert D. Scharf, and its Chief Financial Officer, Steven R. Vigliotti. A copy of the certification is furnished herewith and attached hereto as Exhibit 99.1.


                               Page 2 of 5 Pages

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAXCOR FINANCIAL GROUP INC.

                                       By:   /s/  ROGER E. SCHWED
                                           -------------------------------------
                                           Name:  Roger E. Schwed
                                           Title: Executive Vice President and
                                                      General Counsel



Date: November 14, 2002


                               Page 3 of 5 Pages

                                  EXHIBIT INDEX


Exhibit No.                       Description                           Page No.
-----------                       -----------                           --------

99.1              Certification of the Chief Executive Officer               5
                  and Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. Section 1350.



                                Page 4 of 5 Pages